UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):

May 18, 2011

CASH AMERICA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Texas	1-9733	75-2018239
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1600 West 7th Street

Fort Worth, Texas 76102

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 335-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 18, 2011, the Cash America International, Inc. (the “Company”) 2011 Annual Meeting of Shareholders was held. The following four proposals were submitted to a vote of the Company’s shareholders at the Annual Meeting of Shareholders, and the final voting results for each proposal are set forth below.

Proposal 1 – Election of Directors

The eight directors listed below were elected to serve as directors of the Company until the Company’s 2012 Annual Meeting of Shareholders, until their successors are elected and qualify or until their earlier death or resignation.

Director Nominees	For	Withheld	Broker Non-Votes
Jack R. Daugherty	22,843,968	1,797,303	2,222,568
Daniel E. Berce	24,208,032	433,239	2,222,568
Daniel R. Feehan	23,270,517	1,370,754	2,222,568
Albert Goldstein	18,394,893	6,246,378	2,222,568
James H. Graves	23,618,714	1,022,557	2,222,568
B. D. Hunter	23,543,162	1,098,109	2,222,568
Timothy J. McKibben	23,800,488	840,783	2,222,568
Alfred M. Micallef	23,799,394	841,877	2,222,568

Proposal 2 – Ratification of the Appointment of PricewaterhouseCoopers LLP

The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2011.

	For	Against	Abstentions

Ratification of the Appointment of PricewaterhouseCoopers LLP	26,113,036	730,906	19,897

Proposal 3 – Advisory Vote on Executive Compensation

The shareholders approved the advisory vote on executive compensation and adopted the resolution related thereto set forth in the Company’s Proxy Statement.

	For	Against	Abstentions	Broker Non-Votes

Advisory Vote on Executive Compensation	23,179,712	1,153,922	307,637	2,222,568

Proposal 4 – Advisory Vote on the Frequency of Votes on Executive Compensation

The frequency of a one-year vote on executive compensation received the most votes from shareholders.

	One Year	Two Years	Three Years	Abstentions	Broker Non-Votes

Advisory Vote on the Frequency of Votes on Executive Compensation	21,474,121	8,291	3,143,341	15,518	2,222,568

Based on the results of this vote, and consistent with the recommendation of the Board of Directors of the Company, the Company will hold an advisory vote on executive compensation on an annual basis.

ITEM 8.01	OTHER EVENTS

On May 19, 2011, the Company’s Executive Vice President and Chief Financial Officer, Thomas A. Bessant, Jr., established a Rule 10b5-1 trading plan (the “Trading Plan”) for the sale, subject to minimum market price thresholds for the Company’s common stock set forth in the Trading Plan, of up to 25,000 shares of common stock of the Company, par value $0.10 per share, that may be acquired upon the exercise of Mr. Bessant’s outstanding stock options that expire on January 23, 2012. The Trading Plan is part of Mr. Bessant’s personal financial planning strategy for asset diversification and liquidity. Sales under the Trading Plan will commence no earlier than July 27, 2011 and trading under the Trading Plan terminates on October 31, 2011.

The Trading Plan was adopted in accordance with guidelines specified under Rule 10b5-1 of the Securities Exchange Act of 1934, and the Company’s policies regarding transactions in its securities. Rule 10b5-1 permits individuals who are not then in possession of material nonpublic information to establish prearranged plans to buy or sell stock in the future, regardless of subsequent material nonpublic information. All transactions under the Trading Plan will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission when due.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASH AMERICA INTERNATIONAL, INC.
Date: May 23, 2011
	By:	/s/ J. Curtis Linscott
J. Curtis Linscott
Executive Vice President, General Counsel & Secretary